THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exchange Agreement

This Exchange Agreement (this “Agreement”) is executed and made effective as of September ___, 2022, by and between The Marquie Group, Inc., a Florida corporation (the “Company”), and __________________, or its successors and/or assigns (“Holder”).

A.                 A. The Company is the issuer of that certain promissory note in the face amount of $______________ dated ______________ (the “Note”) and made by the Company in favor of Holder.

B.                  The current outstanding balance of the Note inclusive of principal, interest and penalties on September ___, 2022 is $______________ (the “Note Balance”).

C.                  Subject to the terms of this Agreement, Holder and the Company desire to exchange (such exchange is referred to as the “Note Exchange”) the Note in its entirety inclusive of principal, interest and penalties accrued as of the date hereof (the “Exchange Note Balance”) for a new promissory note in the original principal amount of $______________ substantially in the form attached hereto as Exhibit A (the “Exchange Note”). The Note Exchange will consist of Holder surrendering the Exchange Note Balance in return for the Exchange Note. Other than the surrender of the Exchange Note Balance, no consideration of any kind whatsoever shall be given by Holder to the Company in connection with this Agreement.

D.                 Pursuant to the terms and conditions hereof, Holder and the Company agree to exchange the Exchange Note Balance for the Exchange Note, which Exchange Note will be convertible into shares (the “Shares”) of common stock of the Company (“Common Stock”) pursuant to the terms and conditions set forth in the Exchange Note.

E.                  As a material inducement for Holder to enter into this Agreement, the parties shall execute and deliver, or cause to be delivered, as applicable, to one another the Transaction Documents (as defined herein).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:

1.                   Issuance of Exchange Note.

1.1.             Immediately following the purchase and sale of the Note in accordance with the Assignment Agreement, the Note Exchange shall occur with Holder surrendering the Note to the Company in exchange for the Exchange Note. Holder and the Company also agree that upon surrender, the Exchange Note Balance shall be evidenced solely by the Exchange Note.

1.2.             The Company hereby (i) confirms that the Note represents the Company’s unconditional obligation to pay the Note Balance pursuant to the terms of the Note, and (ii) confirms that the Note Balance is accurately set forth in the Recitals hereof.

2.                   Closing Date; Deliveries. The closing of the transaction contemplated hereby (the “Closing”) along with the delivery of the Note and the other Transaction Documents shall occur as is mutually agreed to by the Company and Holder (the “Closing Date”) at the office of Holder. On the Closing Date, prior to or contemporaneously with the execution and delivery of this Agreement, the following events shall occur:

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2.1.             Holder shall deliver the Note to the Company for cancellation;

2.2.             The Company shall issue the Exchange Note to Holder; and

2.3.             Mutual delivery of the other Transaction Documents.

3.                   Holding Period, Tacking and Legal Opinion. The Company represents, warrants and agrees that for the purposes of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), the holding period of the Exchange Note issued hereunder (including the corresponding Conversion Shares) will include the holding period of the Note from December 1, 2017, which date is the date that the Note was issued. The Company agrees not to take a position contrary to this Section 3 and further acknowledges that the Note has not been amended or altered since such date. The Company agrees to take all action necessary to issue the Shares without restriction and not containing any restrictive legend without the need for any action by Holder; provided that the applicable holding period has been met. In furtherance thereof, prior to the Closing, counsel to Holder may, in his sole discretion, provide an opinion that: (i) the Shares issuable to Holder upon conversion of the Exchange Note may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements; and (ii) the transactions contemplated hereby and all other documents associated with this transaction comport with the requirements of Section 3(a)(9) of the Securities Act. The Company represents that it is not subject to Rule 144(i). The Exchange Note is being issued in substitution of and exchange for and not in satisfaction of a portion of the Note. The Exchange Note shall not constitute a novation or satisfaction and accord of the Note. The Company acknowledges and understands that the representations and agreements of the Company in this Section 3 are a material inducement to Holder’s decision to consummate the transactions contemplated herein.

4.                   Holder’s Representations and Warranties. Holder represents and warrants to the Company that:

4.1.             Investment Purpose. Holder is acquiring the Exchange Note and the underlying Shares (collectively, the “Securities”) for his own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, Holder reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act.

4.2.             Accredited Investor Status. Holder is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

4.3.             Transfer or Resale. Holder understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) Holder provides the Company with reasonable assurances that such Securities can be sold, assigned or transferred pursuant to Rule 144 in each case following the applicable holding period set forth therein; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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4.4.             Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Holder and is a valid and binding agreement of Holder enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.5.             Brokers. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by Holder in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Holder or any action taken by Holder.

5.                   Representations, Warranties, and Covenants of the Company. The Company hereby makes the representations set forth below and covenants and agrees as follows to Holder (in addition to those set forth elsewhere herein):

5.1.             Organization and Qualification. The Company has been duly organized, validly exists and is in good standing under the laws of the State of Florida. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws affecting creditors’ rights, generally. The Company’s Board of Directors has duly adopted a resolution, authorizing this Agreement and ratifying its terms.

5.2.             Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Exchange Note, and each of the other Transaction Documents and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the reservation for issuance and the issuance of the Shares, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies, and (v) the Company’s signatory has full corporate or other requisite authority to execute the Transaction Documents and to bind the Company.

5.3.             Issuance of Securities. The issuance of the Exchange Note is duly authorized and the Exchange Note is free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. Upon conversion in accordance with the terms of the Securities, the Shares, when issued, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description.

5.4.             No Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

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5.5.             SEC Documents: Financial Statements. None of the Company’s filings (“SEC Documents”) filed with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Since __________________, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. As of their respective dates, the financial statements of the Company included in the Company’s SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to Holder which is not included in the Company’s SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

5.6.             Brokers. The Company has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fees or similar payments by Holder relating to this Agreement or the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Holder, its employees, officers, directors, stockholders, managers, agents, attorneys, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees.

5.7.             Authorization and Issuance. The Note was authorized by all necessary company action and validly issued and executed, and the Company’s signatory had full corporate or other requisite authority to execute such agreements and to bind the Company.

5.8.             Note. The Note has not been sold, transferred, assigned, exchanged, pledged, hypothecated or encumbered in any way, whether by the Company or by any other person. The Company makes this representation and warranty after due inquiry. After due inquiry the Company represents and warrants that at all times, the Company, and all subsequent transferees have complied in all respects with all securities and other applicable laws in relation with the issuance, holding and transfers of the Note. To the Company’s knowledge, no violation of securities and other applicable laws occurred in connection with the acquisition, issuance, or holding of the Note.

5.9.             Purchase of Note. On or around ______________, the Company issued the Note to Holder in consideration for services rendered to the Company and payment of outstanding invoices. Such purchase price constitutes full and adequate consideration for the purchase of the Note.

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5.10.          No Other Loan Documents. No other written document, loan agreement, instrument, contract, amendment or modification to the Note exists that supplements, modifies, or amends the terms set forth in the Note.

5.11.          Payments or Conversions Under the Note. The Company has not repaid interest or any portion of the outstanding balance of the Note. To date, none of the Note has been converted into shares of common stock in the Company.

5.12.          Outstanding Loan Balance. As of September ___, 2022, the outstanding loan balance inclusive of principal and interest is $______________.

5.13.          No Affiliate. Holder is not, and has not for 90 days prior to the date of this Agreement, been an “Affiliate” of the Company, as that term is defined in the Securities Act.

5.14.          Shares Exempt. Subject to the performance by Holder of his obligations under this Agreement and the accuracy of the representations and warranties of Holder, the offering and sale of the Shares will be exempt from the registration requirements of the Securities Act pursuant to Rule 144.

5.15.          Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the Company or its operations.

5.16.          No Additional Consideration. The Company has not received any consideration in any form whatsoever for entering into this Agreement, other than the surrender of Note.

5.17.          Recitals. All of the information, facts and representations set forth in the Recitals section of this Agreement are in all respects true and accurate as of the date hereof and are incorporated as representations and warranties of the Company as if set forth in this Section 5.

5.18.          Reporting Status. With a view to making available to Holder or his assignees the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit Holder or his assignees to sell securities of the Company to the public without registration, and as a material inducement to Holder’s purchase of the Securities, the Company represents, warrants and covenants to the following:

(a)                The Company’s Common Stock is registered under Section 12(g) of the Exchange Act.

(b)                The Company is not and has never been a “shell company,” as defined in paragraph (i)(1)(i) of Rule 144 or Rule 12(b)(-2) of the Exchange Act.

(c)                From the date hereof until the date that is six (6) months after all the Shares either have been sold by Holder, or may permanently be sold by Holder without any restrictions pursuant to Rule 144 (the “Registration Period”), the Company shall timely make all filings required to be made by it under the Securities Act, the Exchange Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the principal trading market and such reports shall conform to the requirement of the applicable laws, regulations and government agencies, and, unless such filing is publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge), the Company shall provide a copy thereof to Holder promptly after such filing.

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(d)                During the Registration Period, the Company shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the Securities Act, is publicly available.

(e)                The Company shall furnish to Holder so long as Holder owns Securities, promptly upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144.

5.19.          Issuer Status. During the Registration Period, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

5.20.          Listings or Quotation. The Company’s Common Stock shall be listed or quoted for trading on any of (i) NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, or (v) the OTCQX, OTCQB or OTC Pink Bulletin Board. The Company shall promptly secure the listing of all of the Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or eligible for quotation (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of this Agreement. The Company will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the principal trading market and/or the Financial Industry Regulatory Authority, Inc. or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) days after the date on which the Exchange Note has been converted or have been paid in full.

5.21.          Full Disclosure. The Company shall make full disclosure of all material terms of this Agreement and the Exchange Note and, as Holder converts pursuant to the terms of the Exchange Note, the Common Stock the Company issues to satisfy such conversions.

5.22.          Acknowledgement of Obligations. The Company hereby acknowledges, confirms and agrees that the obligations of the Company to Holder under the Exchange Note are unconditionally owed by the Company to Holder without offset, defense or counterclaim of any kind, nature or description whatsoever.

5.23.          Binding Effect of Documents. The Company hereby acknowledges, confirms and agrees that: (i) each of the Transaction Documents, the Note and the Exchange Note to which it is a party has been duly executed and delivered to Holder by the Company, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of the Company contained in such documents and in this Agreement constitute the legal, valid and binding obligations of the Company, enforceable against each in accordance with their respective terms, and the Company has no valid defense to the enforcement of such obligations, and (iii) Holder is and shall be entitled to the rights, remedies and benefits provided for in such documents and applicable law, without setoff, defense or counterclaim of any kind, nature or descriptions whatsoever.

6.                   Releases and Waivers.

6.1.             Upon the full conversion of, or full repayment of, the Exchange Note and delivery of the Common Stock to Holder as set forth in the Exchange Note (referred to as “Payment in Full”), Holder releases and forever discharges the Company of and from any and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Holder had, or may have arising from such Exchange Note.

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6.2.             The Company hereby affirms that the obligations under the Exchange Note and as set forth herein are valid and binding obligations of the Company, and hereby waives, to the fullest extent allowable under law, any and all defenses that may be available to a debtor under applicable state and federal law including, without limiting the foregoing, any and all defenses available to a debtor or maker under the provisions of the Uniform Commercial Code pertaining to negotiable instruments.

7.                   Miscellaneous.

7.1.             Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the principles of conflicts of laws. By executing this Agreement, the parties agree to submit to the exclusive jurisdiction of and agree to the venue of the courts of the State of Florida. The parties agree not to bring an action in any court of law located outside the State of Florida.

7.2.             Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

7.3.             Pronouns. All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

7.4.             Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

7.5.             Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.6.             Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

7.7.             Entire Agreement. This Agreement, together with the Exchange Note and the other Transaction Documents, constitutes and contains the entire agreement between the parties hereto, and supersedes all prior oral or written agreements and understandings between Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Holder makes any representation, warranty, covenant or undertaking with respect to such matters.

7.8.             Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by the Company and Holder.

7.9.             No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (i) only if it is made or given in writing (including an email message) and (ii) only in the specific instance and for the specific purpose for which made or given.

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7.10.          Currency. All dollar amounts referred to or contemplated by this Agreement or any other Transaction Documents shall be deemed to refer to US Dollars, unless otherwise explicitly stated to the contrary.

7.11.          Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Holder, which consent may be withheld at the sole discretion of Holder; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, Holder shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, including its financing sources, in whole or in part.

7.12.          Advice of Counsel. In connection with the preparation of this Agreement and all other Transaction Documents, each of the Company, its stockholders, officers, agents, and representatives acknowledges and agrees that the attorney that prepared this Agreement and all of the other Transaction Documents acted as legal counsel to Holder only. Each of the Company, its stockholders, officers, agents, and representatives (i) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (ii) either has sought such legal counsel or hereby waives the right to do so.

7.13.          No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

7.14.          Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

7.15.          Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

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7.16.          Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Holder may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as Holder may deem expedient. The parties acknowledge and agree that upon the Company’s failure to comply with the provisions of the Transaction Documents, Holder’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates and future share prices, Holder’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for Holder, among other reasons. Accordingly, any fees, charges, and default interest due under the Transaction Documents are intended by the parties to be, and shall be deemed, liquidated damages. The parties agree that such liquidated damages are a reasonable estimate of Holder’s actual damages and not a penalty, and shall not be deemed in any way to limit any other right or remedy Holder may have hereunder, at law or in equity. The parties acknowledge and agree that under the circumstances existing at the time this Agreement is entered into, such liquidated damages are fair and reasonable and are not penalties. All fees, charges, and default interest provided for in the Transaction Documents are agreed to by the parties to be based upon the obligations and the risks assumed by the parties as of the Closing Date. The liquidated damages provisions of the Transaction Documents shall not limit or preclude a party from pursuing any other remedy available at law or in equity; provided, however, that the liquidated damages provided for in the Transaction Documents are intended to be in lieu of actual damages.

7.17.          Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.18.          Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (b) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (c) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) Trading Days’ advance written notice similarly given to each of the other parties hereto):

If to the Company:

The Marquie Group, Inc.

Attn: Marc Angell

7901 4th Street North

Suite 4000

St. Petersburg, Florida 33702

If to Holder:

Attn: ______________

___________________

___________________

For purposes of this Agreement, “Trading Day” means any day during which the principal trading market for the Company’s securities in the United States shall be open for business.

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7.19.          Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

7.20.          Transaction Fees. Each party shall be responsible for its own attorneys’ fees and other costs and expenses associated with documenting and closing the transaction contemplated by this Agreement.

7.21.          Cross Default. Any Event of Default (as defined in the Exchange Note) as well as any default or breach of any Other Agreement (as defined below) shall be deemed a default under this Agreement. Upon a default by the Company, Holder shall have all those rights and remedies available at law or equity, including without limitation those remedies set forth in the Exchange Note. For purposes hereof, the term “Other Agreements” means, collectively, all existing and future agreements and instruments between, among or by: (1) the Company (or a subsidiary), and, or for the benefit of, (2) Holder and any affiliate of Holder, including, without limitation, promissory notes, exchange agreements, contracts or other agreements or undertakings; provided, however, the term “Other Agreements” shall not include the Transaction Documents. The intent of this provision is that all existing and future loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of the Company to Holder.

7.22.          Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Holder (together with its Affiliates) to beneficially own a number of shares exceeding 9.99999% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then the Company must not issue to Holder shares of the Common Stock which would exceed the Maximum Percentage.

7.23.          Time of the Essence. Time is expressly made of the essence of each and every provision of this Agreement and the Transaction Documents.

[Remainder of the page intentionally left blank; signature page to follow]

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IN WITNESS WHEREOF, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

Holder:

Sherry Sparks

 By: __________________________________

COMPANY:

The Marquie Group, Inc.

 By:   _________________________________

 Marc Angell, Chief Executive Officer

ATTACHMENTS:

Exhibit A                    Exchange Note

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